Morningstar Funds Trust	Morningstar Municipal Bond Fund MSTPX Summary Prospectus September 1, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at http://connect.rightprospectus.com/Morningstar. You may also obtain this information at no cost by calling 877-626-3224 or by sending an email request to MorningstarFunds@ntrs.com. The Fund’s Prospectus and Statement of Additional Information dated September 1, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks income exempt from federal income taxes as well as capital preservation.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)	Institutional
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)	Institutional
Management Fees	0.44%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Other Operating Expenses	0.13%

Total Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.67%

Fee Waivers and Expense Reimbursement	-0.09%[2]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.58%[2]

[1]

Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]

Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2027, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Institutional shares’ Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.58% (the Expense Limitation Agreement). Prior to August 31, 2027, the Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Example

The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$59	$205	$364	$826

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2026, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities. To meet its objective, the Fund may invest in investment companies such as ETFs.

The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 25% of assets in high-yield fixed-income securities (including municipal securities) that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies. Derivatives instruments that provide investment exposure to investments in the Fund’s 80% investment policy and derivatives instruments that provide investment exposure to one or more of the market risk factors associated with such securities may be counted towards the Fund’s 80% investment policy. The Fund may invest in obligations that pay interest at fixed or variable rates.

Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser, in its discretion, may manage assets directly by investing in open- and closed-end investment companies, ETFs and individual securities or allocate assets to one or more subadvisers (collectively “Allocation Decisions”). The adviser and each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar, as the Fund’s adviser, is responsible for selecting the investment strategies and making Allocation Decisions, with the goal of maximizing return in the context of pursuing the Fund’s investment objective with a prudent level of risk for the strategy. Morningstar may change subadvisers, subject to the oversight of the board of trustees, and sell holdings at any time.

Principal Risks

You can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:

Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.

Active Management Risk—The Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives. The Fund’s performance depends heavily on Morningstar’s skill and judgment in managing assets directly (through open- and closed-end investment companies, ETFs and individual securities) and allocating assets to subadvisers and Morningstar and each subadviser’s skill in selecting securities and executing its strategy. The Fund could experience losses if these judgments prove to be incorrect.

Asset Allocation Risk—In an attempt to invest in areas that look most attractive based on market, economic or other conditions, the Fund may favor market segments that cause the Fund to underperform its benchmark.

Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders due to among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.

Municipal Focus Risk—The Fund may be more sensitive to adverse economic, business or political developments if a substantial portion of its assets are invested in municipal securities that finance similar types of projects in a segment of the municipal bond market (such as medical, education, health care, housing, utilities or transportation). A change that affects one project in a particular segment of the market, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project may impact projects in similar segments, thereby increasing the risk of loss to the Fund.

Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk of rising interest rates during low interest rate environments.

Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.

Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, changes in trade regulation or economic sanctions, conflicts, social unrest, recessions, or the threat or occurrence of a government shutdown) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies.

Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.

High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit, valuation and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Investment Company/ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

Cash/Cash Equivalents Risk—In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.

Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue. Derivatives also are susceptible to operational risks, such as system failures and inadequate controls, and legal risks, such as insufficient documentation and lack of enforceability of a contract.

Sector Focus Risk—The Fund may from time to time have a significant amount of its assets invested in one market sector or group of related industries. To the extent that the Fund focuses on particular sectors, groups of industries or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of industries, sectors or investments. Information about the Fund’s investment in a particular industry or market sector is available in its annual and semi-annual reports to shareholders, on the Fund’s website and/or on the Fund’s Forms N-PORT and N-CSR.

Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Valuation risk—The amount the Fund actually receives when selling (or otherwise disposing of) an investment may differ from the Fund’s recorded valuation of that investment. This discrepancy is more likely for investments that trade infrequently, are valued using fair-value methods or third-party pricing vendors, or are held during periods of market stress or heightened volatility. Consequently, the Fund may realize a larger loss or a smaller gain than anticipated based on its stated valuation. Additionally, the Fund’s valuation process could be disrupted by technology failures or errors originating from pricing vendors or other external service providers.

Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2025 (1 year, 5 years and since inception) compare with those of a broad measure of market performance and additional indexes. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return—Institutional

Morningstar Municipal Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2026	2.21%
Best Quarter	4Q 2023	5.71%
Worst Quarter	1Q 2022	-4.75%

Morningstar Municipal Bond Fund Average Annual Total Return (For the period ended December 31, 2025)	1 Year	5 Years	Since Inception 11/2/2018[3]
Institutional
Return Before Taxes	3.43%	1.08%	2.46%
Return After Taxes on Distributions	3.38%	1.04%	2.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.39%	2.43%
Morningstar Municipal Bond Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	4.08%	1.05%	See Footnote 3
Bloomberg Municipal Bond Index[2] (reflects no deduction for fees, expenses, or taxes)	4.25%	0.80%	2.68%

[1]

The Morningstar Municipal Bond Blended Index is composed of 70% Bloomberg Municipal Bond Index and 30% Bloomberg Municipal 1-3 Year Bond Index. The Bloomberg U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. . The Bloomberg Municipal 1-3 Year Bond Index is an unmanaged index that consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

[2]

The Bloomberg U.S. Municipal Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. .

[3]	Inception date for Morningstar Municipal Bond Blended Index is 1/1/2019.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The figures in Return After Taxes on Distributions and Sale of Fund Shares in the chart above may be higher than other returns for the same period because the calculation assumes that an investor will recognize a potential tax benefit from realizing a capital loss upon the taxable sale (or redemption) of shares.

Fund Management

Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Head of Subadviser Selection	Since Inception (November 2018)

Alexandra P. Cumings, CFA	Portfolio Manager	April 2026

Subadvisers and Portfolio Managers

Morningstar currently allocates assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Allspring Global Investments, LLC

Robert J. Miller	Senior Portfolio Manager	Since Inception (November 2018)

Bruce R. Johns	Senior Portfolio Manager	June 2019

Nicholos Venditti	Senior Portfolio Manager	September 2020

Adrian Van Poppel	Senior Portfolio Manager	September 2025

T. Rowe Price Associates, Inc.

James M. Murphy, CFA	Portfolio Manager and Vice President	Since Inception (November 2018)

Austin Applegate, CFA	Portfolio Manager and Vice President	January 2023

Purchase and Sale of Fund Shares

Fund shares are available through investment platforms provided by financial institutions on a stand-alone basis and/or as part of a model portfolio (“Solutions”). Such Solutions include, but are not limited to, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Institutional shares. Orders to sell or “redeem” shares must be placed through the financial institution providing the Solution to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Solution, the provider of that Solution may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

See the Purchase and Sale of Fund Shares section on page 127 of the prospectus for more information.

Tax Information

The Fund’s distributions generally are exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (Tax Preference Item) for noncorporate shareholders subject to such tax. A portion of the distributions may also be exempt from state and local income taxes, depending on where you live. The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.